Exhibit 10.30
EXECUTION COPY

FIRST AMENDMENT TO
CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of January 23, 2015 by and among TIER OPERATING PARTNERSHIP LP, a limited partnership formed under the laws of the State of Texas (together with its successors and assigns, the “Borrower”), TIER REIT, Inc., a corporation formed under the laws of the State of Maryland (the “Parent”), each of the financial institutions initially a signatory to the Credit Agreement (as defined below) together with their successors and assigns under Section 13.5 of the Credit Agreement (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 18, 2014 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this First Amendment have agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this First Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement. Effective as set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

a.
Section 10.1 of the Credit Agreement is amended to (x) delete the “or” located at the end of clause (iii) of Section 10.1(k); (y) restate clause (iv) of Section 10.1(k) as set forth below; and (z) add a new clause (v) immediately after clause (iv) of Section 10.1(k) as set forth below:

“(iv) more than 30% of the unadjusted aggregate as-is Appraised Value of all Secured Pool Properties, as used in calculating Maximum Loan Availability, to be attributable to any Secured Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas); or
(v) more than 30% of the unadjusted aggregate NOI from the Secured Pool Properties, as used in calculating Debt Service Coverage Amount, to be attributable to any Secured Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas).”

b.	Schedule 4.1 to the Credit Agreement is replaced in its entirety with Schedule 4.1 attached hereto.

3.
Conditions to Effectiveness.    This First Amendment shall not be effective until the Administrative Agent shall have received counterparts of this First Amendment duly executed and delivered by the Borrower, the Administrative Agent, and the Requisite Lenders.

4.
Representations and Warranties. Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VII of the Credit Agreement or any other Loan Document to which any of them is a party, are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).

5.
Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This First Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.	Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.
Miscellaneous. This First Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment. Each of the Borrower and the Parent represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this First Amendment. This First Amendment shall constitute a Loan Document.

*******

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

TIER OPERATING PARTNERSHIP LP,
as the Borrower

By: Tier GP, Inc., a Delaware corporation, its general partner

By: /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer & Treasurer

TIER REIT, INC.,
as the Parent

By: /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer & Treasurer

Signature Page to
First Amendment to
Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank, the Swingline Lender, and a Lender

By: /s/ Dale Northup
Name:    Dale Northup
Title:    Senior Vice President

Signature Page to
First Amendment to
Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank and a Lender

By: /s/ Christian Lunt
Name:    Christian Lunt
Title:    Authorized Officer

Signature Page to
First Amendment to
Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick Trowbridge
Name:    Patrick Trowbridge
Title:    Senior Vice President

Signature Page to
First Amendment to
Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Joanna Soliman
Name:    Joanna Soliman
Title:    Vice President

By: /s/ Perry Forman
Name:    Perry Forman
Title:    Director

FIFTH THIRD BANK,
as a Lender

By: /s/ Michael Glandt
Name:    Michael Glandt
Title:    Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Frederick H. Denecke
Name:    Frederick H. Denecke
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Joseph J. Seroke
Name:    Joseph J. Seroke
Title:    Vice President
Each of the undersigned, as Guarantor under that certain Guaranty dated as of December 18, 2014, hereby consents to the foregoing First Amendment to Credit Agreement and acknowledges and agrees that the Guaranty dated as of December 18, 2014 and executed by the undersigned remains in full force and effect.

TIER REIT, INC.,
a Maryland corporation

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

BEHRINGER HARVARD CENTREPORT OFFICE LP,
a Texas limited partnership

By: Behringer Harvard CentrePort Office GP, LLC,
a Delaware limited liability company, its general partner

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

BEHRINGER HARVARD ELDRIDGE LAND LP,
a Texas limited partnership

By: Behringer Harvard Eldridge Land GP, LLC,
a Texas limited liability company, its general partner

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

BEHRINGER HARVARD WOODCREST IV, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

[Signatures Continued on Next Page]
FOUR40 SERVICES LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

FOUR40 PROPERTY LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

ARCH 1650 PARTNERS, L.P.,
a Delaware limited partnership

By: IPC Philadelphia Management LLC,
a Delaware limited liability company, its general partner

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

IPC FLORIDA III, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

BEHRINGER HARVARD COLORADO BUILDING H, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

[Signatures Continued on Next Page]

TIC COLORADO BUILDING 2, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

TIC COLORADO BUILDING 3, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

TIC COLORADO BUILDING 4, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

TIC COLORADO BUILDING 5, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

TIC COLORADO BUILDING 6, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

[Signatures Continued on Next Page]

TIC COLORADO BUILDING 7, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

TIC COLORADO BUILDING 8, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

TIC COLORADO BUILDING 10, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
First Amendment to
Credit Agreement